                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) September 8, 1998


                      Advanta Mortgage Loan Trust 1998-4A

             (Exact name of registrant as specified in its charter)


              New York                                  Application Pending
  (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
           Incorporation)              File Number)     Identification No.)


        Attention: President             52351-2               19477
        Welsh & McKean Roads
     Spring House, Pennsylvania                              (Zip Code)
  (Address of Principal Executive
              Offices)

       Registrant's telephone number, including area code (215) 657-4000


          (Former name or former address, if changed since last report)
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      Item 5.  Other Events

            In connection with the offering of Advanta Mortgage Loan Trust 1998-4A Mortgage Loan Asset-Backed Notes, Series 1998-4, described in a Prospectus Supplement dated as of November 2, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 7.     Financial Statements, Pro Forma Financial Information and
                  Exhibits.

      (a)  Not applicable

      (b)  Not applicable

      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).
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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ADVANTA MORTGAGE LOAN TRUST 1998-4A

                        By:   Advanta Mortgage Conduit Services, Inc., as
                              Sponsor


                               By:  /s/ Mark T. Dunsheath
                                  ---------------------------------------------
                                  Name:    Mark T. Dunsheath
                                  Title: Vice President


Dated:  November 18, 1998
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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION                   PAGE NO.
-----------        -----------                   --------
99.1               Related Computational           5
                   Materials (as defined
                   in Item 5 above).